EXHIBIT 10.2


                                                            EXECUTION COPY


             AMENDMENT NO. 2 TO INVESTMENT AGREEMENT

     AMENDMENT NO. 2 (this "Amendment") dated as of January 13, 2003 to the Investment Agreement (as defined below) between CRIIMI MAE INC., a Maryland corporation (the "Company"), and BRASCAN REAL ESTATE FINANCIAL INVESTMENTS LLC, a Delaware limited liability company (the "Investor").


                          WITNESSETH:

     WHEREAS the Company and the Investor are parties to an Investment Agreement dated as of November 14, 2002 (as amended by Amendment No. 1 dated as of December 2, 2002, the "Investment Agreement"; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Investment Agreement); and

     WHEREAS the Company and the Investor desire to amend the Investment Agreement.

     NOW,  THEREFORE,   in  consideration  of  the  premises,   representations,
warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

     Section 1. Amendment. The Investment Agreement is hereby amended as follows:


     (a) The first sentence of Section 1.1 of the Investment Agreement is hereby amended by deleting the reference therein to "10.0%" and replacing such reference with "8.0%". Clause (ii) of the second sentence of Section 1.1 is hereby amended to read in its entirety as follows: "(ii) $11.50 (the "Stock Purchase Price")".

     (b) Section 1.5(f) of the Investment Agreement is hereby amended by deleting the reference therein to "the NYSE" and replacing such reference with "the New York Stock Exchange, Inc. (the "NYSE")".

     (c) Section 1.5 of the Investment Agreement is hereby amended by deleting the last word of paragraph (l) thereof, deleting the period at the end of paragraph (m) thereof and replacing it with "; and" and adding the following paragraph (n) thereto:

                  "(n) freely transferable warrants, initially registered in the name of the Investor (or its designee), granting the holder thereof the right to purchase, at any time prior to the seventh anniversary of the Closing, up to 336,835 shares of Common Stock from the Company at a per share purchase price of $11.50 with customary anti-dilution provisions (with respect to stock splits, reverse stock splits, combinations, mergers and similar events, but not with respect to equity issuances by the Company) and other provisions to be negotiated by the parties as promptly as practicable after the Closing (the "Warrants"); provided, however, that in the event of an Escrow Closing (as defined in Section 1.7(a)), such Warrants shall be delivered to the Investor concurrently with the delivery of

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                  the Purchased Stock to the Investor at the time provided in the Escrow Agreement (as defined in Section 1.7(a))."

     (d) Section 1.7(a) of the Investment Agreement is hereby amended by deleting the word "shall" from the first sentence thereof and replacing it with "may".

     (e) Section 5.1 of the Investment Agreement is hereby amended by adding the following sentence to the last paragraph thereof:

                  "For all purposes of this Section 5.1, the beneficial owner of any outstanding Warrants shall be deemed to beneficially own all shares of Common Stock that may be purchased upon the exercise of such Warrants."

     (f) Section 5.2 of the Investment Agreement is hereby amended by deleting the reference therein to "$375,000" and replacing it with "$434,000".

     Section 2. Acknowledgment. Notwithstanding anything to the contary contained in Schedule 2.2(d) to the Company Letter, the parties acknowledge that on the date of the Escrow Closing, after giving effect to the issuance of the Purchased Stock and exercise of the Warrants, the number of issued and outstanding shares of Common Stock of the Company will be 15,494,520.

     Section 3. Reference to and Effect in the Investment Agreement.

     (a) Upon the date hereof, each reference in the Investment Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Investment Agreement shall mean and be a reference to the Investment Agreement as amended hereby.

     (b) Except as specifically amended above, the Investment Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of either party to the Investment Agreement.

     Section 4. Representations and Warranties of the Company. The Company warrants and represents as follows:


     (a) Organization, Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company has the necessary corporate power and authority to execute, deliver and perform this Amendment.

     (b) Authority. The execution, delivery and performance of this Amendment by the Company has been duly and validly authorized by the board of directors of the Company and by all other necessary corporate action on the part of the Company. This Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against the

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Company in accordance with its terms except as such  enforceability  may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

     Section 5. Representations and Warranties of the Investor. The Investor warrants and represents as follows:


     (a) Organization, Standing and Power. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Investor has the necessary power and authority to execute, deliver and perform this Amendment.

     (b) Authority. The execution, delivery and performance of this Amendment by the Investor has been duly and validly authorized by all necessary action on the part of the Investor. This Amendment constitutes the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

     Section 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

     Section 7. Headings. The descriptive headings of the sections of this Amendment are for convenience only and do not constitute a part of this Amendment.

     Section 8. Counterparts. This Amendment may be executed in one or more counterparts and by different parties in separate counterparts. All such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

     Section 9. Remedies; Waiver. All rights and remedies existing under this Amendment are cumulative to, and not exclusive of, any rights or remedies otherwise available. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

     Section 10. Severability. Any invalidity, illegality or unenforceability of any provision of this Amendment in any jurisdiction shall not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction and shall not invalidate or render illegal or unenforceable such provisions in any other jurisdiction. The Company and the Investor shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provision with a valid, legal and enforceable provision, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

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     IN WITNESS WHEREOF, the Investor and the Company have caused this Amendment to be signed by their respective officers thereunto duly authorized all as of the date first written above.

                                 BRASCAN REAL ESTATE FINANCIAL
                                   INVESTMENTS LLC

                                 By:  BRASCAN REAL ESTATE
                                        FINANCIAL PARTNERS LLC,
                                        its Managing Member



                                 /s/William M. Powell
                                 ------------------------------------
                                 Name:  William M. Powell
                                 Title:  Secretary and Treasurer


                                 CRIIMI MAE INC.



                                 /s/David B. Iannarone
                                 -----------------------------------
                                 Name:  David B. Iannarone
                                 Title:  Executive Vice President